SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2005

COCONNECT, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26533	63-1205304
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
480 E. 6400 South, Ste 230
Salt Lake City, Utah 84107
(Address of principal executive offices)
(801) 266-9393
(Registrants Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  (b) On June 27, 2005, Jerry Warnick, member of the board of directors, vice president and chief operating officer of CoConnect, Inc., faxed to the CoConnect Bluffdale Utah warehouse offices from Island Park Idaho, a signed resignation as a director and officer in writing effective immediately. The resignation was addressed to the board of directors of CoConnect and to the Secretary of the State of Nevada. The resignation did not give the board of directors a reason for his resignation. On July 2, 2005 the board of directors of CoConnect, Inc. held a board meeting and accepted and ratified Mr. Warnicks resignation.

(b) On July 22, 2005, Joseph Leverich  our chief financial officer resigned effective immediately.

Item 6. Exhibits and Reports on Form 8-K.

(a) Exhibits (filed with this report unless indicated below)

Exhibit 5.02.1 Resignation of Jerry Warnick.

Exhibit 5.02.2 Resignation of Joseph Leverich.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

COCONNECT, INC.

Date: July 22, 2005     By: /s/ Tim Thayne

Tim Thayne

Chief Executive Officer and member of the board